Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THREE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

(UNAUDITED)

(Amounts in Thousands, Except for Per Share Data)

		THREE MONTHS ENDED
			Amount			Percent of Sales
		(6)		(6)
		May 3,		April 28,	% Over	May 3,	April 28,
		2020		2019	(Under)	2020	2019
Net sales		$47,378		67,023	(29.3)%	100.0%	100.0%
Cost of sales		(44,333)		(55,828)	(20.6)%	93.6%	83.3%
Gross profit from continuing operations		3,045		11,195	(72.8)%	6.4%	16.7%
Selling, general and administrative expenses		(7,327)		(8,758)	(16.3)%	15.5%	13.1%
Asset impairments	(1)	(13,712)		—	100.0%	28.9%	0.0%
(Loss) income from continuing operations		(17,994)		2,437	N.M.	(38.0)%	3.6%
Interest expense		(84)		—	100.0%	0.2%	0.0%
Interest income		121		221	(45.2)%	0.3%	0.3%
Other expense		(426)	(5)	(670)	(36.4)%	0.9%	1.0%
(Loss) income before income taxes from continuing operations		(18,383)		1,988	N.M.	(38.8)%	3.0%
Income tax expense (2)		(704)		(3,091)	(77.2)%	(3.8)%	155.5%
Loss from investment in unconsolidated joint venture		(65)		(5)	N.M.	(0.1)%	(0.0)%
Net loss from continuing operations		(19,152)		(1,108)	N.M.	(40.4)%	(1.7)%
Loss before income taxes from discontinued operations (4)		(8,698)		(477)	N.M.	(18.4)%	(0.7)%
Income tax benefit (3) (4)		25		74	(66.2)%	0.3%	15.5%
Net loss from discontinued operations (4)		(8,673)		(403)	N.M.	(18.3)%	(0.6)%
Net loss		(27,825)		(1,511)	N.M.	(58.7)%	(2.3)%

Net loss from continuing operations per share - basic		$(1.56)		$(0.09)	N.M.
Net loss from continuing operations per share - diluted		$(1.56)		$(0.09)	N.M.
Net loss from discontinued operations per share - basic		$(0.71)		$(0.03)	N.M.
Net loss from discontinued operations per share - diluted		$(0.71)		$(0.03)	N.M.
Net loss per share - basic		$(2.26)		$(0.12)	N.M.
Net loss per share - diluted		$(2.26)		$(0.12)	N.M.
Average shares outstanding-basic		12,297		12,384	(0.7)%
Average shares outstanding-diluted		12,297		12,384	(0.7)%

Notes

(1)

During the three-month period ending May 3, 2020, we incurred asset impairment charges totaling $13.7 million that pertained to goodwill and certain intangible assets. Of this $13.7 million, $11.5 million and $2.2 million were associated with the mattress fabrics segment and upholstery fabrics segment, respectively.

(2)	Percent of sales column for income tax expense is calculated as a % of loss (income) before income taxes from continuing operations.

(3)	Percent of sales column for income tax expense is calculated as a % of loss before income taxes from discontinued operations.

(4)	Effective March 31, 2020, we sold our entire ownership of eLuxury, LLC to its noncontrolling interest holder, resulting in the elimination of the home accessories segment at such time.

(5)

Other expense for the three-month period ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution is being paid over a period of three years.

(6)

See page 10 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods ending May 3, 2020 and April 28, 2019, which exclude certain charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR TWELVE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

(UNAUDITED)

(Amounts in Thousands, Except for Per Share Data)

		TWELVE MONTHS ENDED
			Amounts			Percent of Sales
		(12)		(12)
		May 3,		April 28,	% Over	May 3,	April 28,
		2020		2019	(Under)	2020	2019
Net sales		$256,166		281,325	(8.9)%	100.0%	100.0%
Cost of sales		(215,668)	(6) (7)	(235,556)	(8.4)%	84.2%	83.7%
Gross profit from continuing operations		40,498		45,769	(11.5)%	15.8%	16.3%
Selling, general and administrative expenses		(34,424)	(7) (8)	(33,243)	3.6%	13.4%	11.8%
Asset impairments	(1)	(13,712)		—	100.0%	5.4%	0.0%
Restructuring credit	(2)	70	(9)	825	(91.5)%	0.0%	0.3%
(Loss) income from continuing operations		(7,568)		13,351	N.M.	(3.0)%	4.7%
Interest expense		(106)		(35)	202.9%	0.0%	0.0%
Interest income		897		789	13.7%	0.4%	0.3%
Other expense		(902)	(10)	(1,383)	(34.8)%	0.4%	0.5%
(Loss) income before income taxes from continuing operations		(7,679)		12,722	N.M.	(3.0)%	4.5%
Income tax expense (3)		(3,354)	(11)	(6,537)	(48.7)%	(43.7)%	51.4%
Loss from investment in unconsolidated joint venture		(125)		(114)	9.6%	(0.0)%	(0.0)%
Net (loss) income from continuing operations		(11,158)		6,071	N.M.	(4.4)%	2.2%
Loss before income taxes from discontinued operations (5)		(17,577)		(726)	N.M.	(6.9)%	(0.3)%
Income tax benefit (4) (5)		68		113	(39.8)%	0.4%	15.6%
Net loss from discontinued operations (5)		(17,509)		(613)	N.M.	(6.8)%	(0.2)%
Net (loss) income		(28,667)		5,458	N.M.	(11.2)%	1.9%

Net (loss) income from continuing operations per share - basic		$(0.90)		$0.49	N.M.
Net (loss) income from continuing operations per share - diluted		$(0.90)		$0.48	N.M.
Net loss from discontinued operations per share - basic		$(1.41)		$(0.05)	N.M.
Net loss from discontinued operations per share - diluted		$(1.41)		$(0.05)	N.M.
Net (loss) income per share - basic		$(2.32)		$0.44	N.M.
Net (loss) income per share - diluted		$(2.32)		$0.43	N.M.
Average shares outstanding-basic		12,378		12,462	(0.7)%
Average shares outstanding-diluted		12,378		12,548	(1.4)%

Notes

(1)

During the year ending May 3, 2020, we incurred asset impairment charges totaling $13.7 million that pertained to goodwill and certain intangible assets. Of this $13.7 million, $11.5 million and $2.2 million were associated with the mattress fabrics segment and upholstery fabrics segment, respectively.

(2)	The $70 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(3)	Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes from continuing operations.

(4)	Percent of sales column for income tax expense is calculated as a % of loss before income taxes from discontinued operations.

(5)	Effective March 31, 2020, we sold our entire ownership of eLuxury, LLC to its noncontrolling interest holder, resulting in the elimination of the home accessories segment at such time.

(6)

Cost of sales for the year ending April 28, 2019, includes restructuring and related charges totaling $2.3 million, of which $1.6 million pertains to inventory markdowns and $784 pertains to operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(7)

During the year ending April 28, 2019, our mattress fabrics segment incurred non-recurring charges totaling $249 that were associated with employee termination benefits and other operational reorganization costs. Of this $249 total non-recurring charge, $159 and $90 were recorded in cost of sales and selling, general, administrative expenses, respectively.

(8)

Selling, general, and administrative expenses for the year ending April 28, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469, non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics facility.

(9)

The $825 restructuring credit represents a $1.5 million gain on the sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a charge of $661 for employee termination benefits.

(10) Other expense for the year ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution is being paid over a period of three years.

(11) Income taxes for the year ending April 28, 2019, included provisional adjustments related to the Tax Cuts and Jobs Act enacted on December 22, 2017. We recorded an income tax benefit of $550 for the year-end April 28, 2019.

(12) See page 11 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve-month periods ending May 3, 2020 and April 28, 2019, which exclude certain charges and credits

CULP, INC. FINANCIAL INFORMATION RELEASE

CONSOLIDATED BALANCE SHEETS

MAY 3, 2020 AND APRIL 28, 2019

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)
	May 3,	* April 28,	Increase (Decrease)
	2020	2019	Dollars	Percent
Current assets
Cash and cash equivalents	$69,790	40,008	29,782	74.4%
Short-term investments - Held-To-Maturity	4,271	5,001	(730)	(14.6)%
Short-term investments - Available for Sale	923	—	923	100.0%
Accounts receivable	25,093	23,373	1,720	7.4%
Inventories	47,907	47,564	343	0.7%
Current income taxes receivable	1,585	776	809	104.3%
Current assets held for sale - Discontinued operation	—	3,707	(3,707)	(100.0)%
Other current assets	2,116	2,816	(700)	(24.9)%
Total current assets	151,685	123,245	28,440	23.1%

Property, plant & equipment, net	43,147	46,479	(3,332)	(7.2)%
Goodwill	—	13,569	(13,569)	(100.0)%
Intangible assets	3,380	3,899	(519)	(13.3)%
Long-term investments - Rabbi Trust	7,834	7,081	753	10.6%
Long-term investments - Held-To-Maturity	2,076	—	2,076	100.0%
Right of use asset	3,903	—	3,903	100.0%
Noncurrent income taxes receivable	—	733	(733)	(100.0)%
Deferred income taxes	793	457	336	73.5%
Investment in unconsolidated joint venture	1,602	1,508	94	6.2%
Long-term note receivable affiliated with discontinued operation	—	830	(830)	(100.0)%
Noncurrent assets held for sale - Discontinued operation	—	22,112	(22,112)	(100.0)%
Other assets	664	643	21	3.3%
Total assets	$215,084	220,556	(5,472)	(2.5)%
Current liabilities

Line of credit - China operations	$1,015	-	1,015	100.0%
Paycheck Protection Plan Loan	7,606	-	7,606	100.0%
Accounts payable - trade	23,002	22,734	268	1.2%
Accounts payable - capital expenditures	107	68	39	57.4%
Operating lease liability - current	1,805	—	1,805	100.0%
Deferred revenue	502	399	103	25.8%
Accrued expenses	5,687	8,632	(2,945)	(34.1)%
Accrued restructuring costs	—	124	(124)	(100.0)%
Current liabilities held for sale - Discontinued operation	—	2,213	(2,213)	(100.0)%
Income taxes payable - current	395	1,022	(627)	(61.4)%
Total current liabilities	40,119	35,192	4,927	14.0%

Line of credit - U.S. operations	29,750	—	29,750	100.0%
Accrued expenses - long-term	167	333	(166)	(49.8)%
Operating lease liability - long-term	2,016	—	2,016	100.0%
Contingent consideration affiliated with discontinued operation	—	5,856	(5,856)	(100.0)%
Income taxes payable - long-term	3,796	3,249	547	16.8%
Deferred income taxes	1,818	3,176	(1,358)	(42.8)%
Deferred compensation	7,720	6,998	722	10.3%
Noncurrent liabilities held for sale - Discontinued operation	—	1,505	(1,505)	(100.0)%
Total liabilities	85,386	56,309	29,077	51.6%
Shareholders' equity
Shareholders' equity attributable to Culp Inc.	129,698	159,933	(30,235)	(18.9)%
Non-controlling interest - Discontinued Operation	-	4,314	(4,314)	(100.0)%
	129,698	164,247	(34,549)	(21.0)%

Total liabilities and shareholders' equity	$215,084	220,556	(5,472)	(2.5)%
Shares outstanding	12,285	12,391	(106)	(0.9)%

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE

SUMMARY OF CASH, INVESTMENTS, AND DEBT

MAY 3, 2020 AND APRIL 28, 2019

Unaudited

(Amounts in Thousands)

	Amounts
	May 3,	April 28,
	2020	2019*
Cash and Investments
Cash and cash equivalents	$69,790	$40,008
Short-term investments - Available for Sale	923	—
Short-term investments - Held-To-Maturity	4,271	5,001
Long-term investments - Held-To-Maturity	2,076	—
Total Cash and Investments	$77,060	$45,009

Debt
Line of credit - China operations	$1,015	$—
Paycheck Protection Plan Loan	7,606	—
Line of credit - U.S. operations	29,750	—
Total debt	$38,371	$—
Net Cash Position	$38,689	$45,009

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	May 3,	April 28,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(28,667)	$5,458
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	7,827	8,117
Amortization	647	780
Asset impairments	33,914	—
Reversal of contingent consideration associated with discontinued operation	(6,081)	—
Loss on disposal of discontinued operation	1,606	—
Stock-based compensation	614	130
Deferred income taxes	(1,694)	2,027
Realized loss on sale of short-term investments (Available for Sale)	10	94
Gain on sale of property, plant, and equipment	(238)	(1,452)
Loss from investment in unconsolidated joint venture	125	114
Foreign currency exchange loss (gain)	109	(17)
Changes in assets and liabilities, net of effects of acquisition and disposal of business:
Accounts receivable	(1,994)	2,339
Inventories	(837)	3,841
Other current assets	342	41
Other assets	(48)	(65)
Accounts payable	499	(3,427)
Deferred revenue	103	(410)
Accrued expenses and deferred compensation	(1,017)	(1,492)
Accrued restructuring costs	(124)	124
Income taxes	(126)	(2,329)
Net cash provided by operating activities	4,970	13,873
Cash flows from investing activities:
Net cash paid for acquisition of businesses	—	(12,096)
Capital expenditures	(4,585)	(3,261)
Proceeds from the sale of property, plant, and equipment	672	1,894
Proceeds from long-term note receivable associated with discontinued operation	1,523	—
Investment in unconsolidated joint venture	(220)	(120)
Proceeds from the sale of short-term investments (Held to Maturity)	6,100	25,680
Purchase of short-term and long-term investments (Held to Maturity)	(7,465)	—
Proceeds from the sale of short-term investments (Available for Sale)	6,606	2,458
Purchase of short-term investments (Available for Sale)	(7,555)	(10)
Proceeds from the sale of long-term investments (Rabbi Trust)	—	1,233
Purchase of long-term investments (Rabbi Trust)	(788)	(1,011)
Proceeds from life insurance policy	—	394
Net cash (used in) provided by investing activities	(5,712)	15,161
Cash flows from financing activities:
Proceeds from lines of credit	30,765	12,000
Payments associated with lines of credit	—	(12,000)
Proceeds from Paycheck Protection Plan loan	7,606	—
Payments on vendor-financed capital expenditures	—	(1,412)
Proceeds from subordinated loan payable associated with the noncontrolling interest of discontinued operation	250	675
Cash paid for acquisition of businesses	(1,532)	—
Dividends paid	(5,075)	(4,732)
Common stock repurchased	(1,680)	(3,323)
Common stock surrendered for withholding taxes payable	(51)	(1,319)
Capital contribution associated with the noncontrolling interest of discontinued operation	360	—
Payments of debt issuance costs	—	(50)
Net cash provided by (used in) financing activities	30,643	(10,161)
Effect of exchange rate changes on cash and cash equivalents	(119)	(93)
Increase in cash and cash equivalents	29,782	18,780
Cash and cash equivalents at beginning of year	40,008	21,228
Cash and cash equivalents at end of year	$69,790	$40,008
Free Cash Flow (1)	$1,453	$11,497

(1) Free Cash Flow reconciliation is as follows:
	FY 2020	FY 2019
A) Net cash provided by operating activities	$4,970	13,873
B) Minus: Capital Expenditures	(4,585)	(3,261)
C) Plus: Proceeds from the sale of property, plant, and equipment	672	1,894
D) Plus: Proceeds from long-term note receivable associated with discontinued operation	1,523	—
E) Minus: Investment in unconsolidated joint venture	(220)	(120)
F) Plus: 'Proceeds from life insurance policy	—	394
G) Minus: Payments on vendor-financed capital expenditures	—	(1,412)
H) Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	—	1,233
I) Minus: Purchase of long-term investments (Rabbi Trust)	(788)	(1,011)
J) Effects of exchange rate changes on cash and cash equivalents	(119)	(93)
Free Cash Flow	$1,453	11,497

CULP, INC. FINANCIAL INFORMATION RELEASE

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

(Unaudited)

(Amounts in thousands)

		THREE MONTHS ENDED
		Amounts			Percent of Total Sales
		May 3,	April 28,	% Over	May 3,	April 28,
Net Sales by Segment		2020	2019	(Under)	2020	2019
Mattress Fabrics		$23,354	37,981	(38.5)%	49.3%	56.7%
Upholstery Fabrics		24,024	29,042	(17.3)%	50.7%	43.3%
Net Sales		$47,378	67,023	(29.3)%	100.0%	100.0%

Gross Profit (Loss) from Continuing					Gross Profit
Operations by Segment					(Loss) Margin
Mattress Fabrics		$(270)	5,854	(104.6)%	(1.2)%	15.4%
Upholstery Fabrics		3,315	5,341	(37.9)%	13.8%	18.4%
Gross Profit From Continuing Operations		$3,045	11,195	(72.8)%	6.4%	16.7%

Selling, General and Administrative Expenses
by segment					Percent of Sales
Mattress Fabrics		$2,494	3,155	(21.0)%	10.7%	8.3%
Upholstery Fabrics		2,825	3,565	(20.8)%	11.8%	12.3%
Unallocated Corporate expenses		2,008	2,038	(1.5)%	4.2%	3.0%
Selling, General and Administrative Expenses		$7,327	8,758	(16.3)%	15.5%	13.1%

(Loss) Income from Continuing					Operating (Loss)
Operations by Segment					Income Margin
Mattress Fabrics		$(2,764)	2,698	(202.4)%	(11.8)%	7.1%
Upholstery Fabrics		490	1,777	(72.4)%	2.0%	6.1%
Unallocated corporate expenses		(2,008)	(2,038)	(1.5)%	(4.2)%	(3.0)%
Subtotal		(4,282)	2,437	(275.7)%	(9.0)%	3.6%
Asset Impairments	(1)	(13,712)	—	100.0%	(28.9)%	0.0%
(Loss) Income From Continuing Operations		$(17,994)	2,437	N.M.	(38.0)%	3.6%

Depreciation Expense by Segment
Mattress Fabrics		$1,695	1,742	(2.7)%
Upholstery Fabrics		187	191	(2.1)%
Discontinued Operation		64	97	(34.0)%
Depreciation Expense		$1,946	2,030	(4.1)%

Notes

(1)

See page 10 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods ending May 3, 2020 and April 28, 2019, for a description of this asset impairment.

CULP, INC. FINANCIAL INFORMATION RELEASE

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE TWELVE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

(Unaudited)

(Amounts in thousands)

		TWELVE MONTHS ENDED
		Amounts				Percent of Total Sales
		May 3,		April 28,	% Over	May 3,	April 28,
Net Sales by Segment		2020		2019	(Under)	2020	2019
Mattress Fabrics		$131,412		145,671	(9.8)%	51.3%	51.8%
Upholstery Fabrics		124,754		135,654	(8.0)%	48.7%	48.2%
Net Sales		$256,166		281,325	(8.9)%	100.0%	100.0%

Gross Profit from Continuing
Operations by Segment						Gross Profit Margin
Mattress Fabrics		$16,278		22,904	(28.9)%	12.4%	15.7%
Upholstery Fabrics		24,220		25,373	(4.5)%	19.4%	18.7%
Subtotal		40,498		48,277	(16.1)%	15.8%	17.2%
Other non-recurring charges		—	(1)	(159)	(100.0)%	0.0%	(0.1)%
Restructuring related charges		—	(1)	(2,349)	(100.0)%	0.0%	(0.8)%
Gross Profit		$40,498		45,769	(11.5)%	15.8%	16.3%

Selling, General and Administrative Expenses
by Segment						Percent of Sales
Mattress Fabrics		$11,354		11,296	0.5%	8.6%	7.8%
Upholstery Fabrics		14,353		14,551	(1.4)%	11.5%	10.7%
Unallocated Corporate expenses		8,717		6,838	27.5%	3.4%	2.4%
Subtotal		34,424		32,685	5.3%	13.4%	11.6%
Other non-recurring charges		—	(1)	518	(100.0)%	0.0%	0.2%
Restructuring related charges		—	(1)	40	(100.0)%	0.0%	0.0%
Selling, General and Administrative Expenses		$34,424		33,243	3.6%	13.4%	11.8%

(Loss) Income from Continuing						Operating (Loss)
Operations by Segment						Income Margin
Mattress Fabrics		$4,924		11,607	(57.6)%	3.7%	8.0%
Upholstery Fabrics		9,867		10,823	(8.8)%	7.9%	8.0%
Unallocated corporate expenses		(8,717)		(6,838)	27.5%	(3.4)%	(2.4)%
Subtotal		$6,074		15,592	(61.0)%	2.4%	5.5%
Asset Impairments	(1)	(13,712)		—	100.0%	(5.4)%	0.0%
Other non-recurring charges		—	(1)	(678)	(100.0)%	0.0%	(0.2)%
Restructuring credit and related charges	(1)	70	(1)	(1,563)	N.M.	0.0%	(0.6)%
(Loss) income from continuing operations		(7,568)		13,351	N.M.	(3.0)%	4.7%

Depreciation Expense by Segment
Mattress Fabrics		$6,712		7,008	(4.2)%
Upholstery Fabrics		765		787	(2.8)%
Discontinued Operation		350		322	8.7%
Depreciation Expense		$7,827		8,117	(3.6)%

Notes

(1)

See page 11 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve-month periods enidng May 3, 2020 and April 28, 2019, for descriptions of these charges and credits.

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE THREE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

	THREE MONTHS ENDED (UNAUDITED)
	As			May 3,	As			April 28,
	Reported			2020	Reported			2019
	May 3,			Adjusted	April 28,			Adjusted
	2020		Adjustments	Results	2019		Adjustments	Results
Gross profit from continuing operations	$3,045		—	3,045	11,195		—	11,195
Selling, general and administrative expenses	(7,327)		—	(7,327)	(8,758)		—	(8,758)
Asset impairments	(13,712)	(1)	13,712	—	—		—	—
(Loss) income from continuing operations	(17,994)		13,712	(4,282)	2,437		-	2,437
Other expense	(426)		—	(426)	(670)	(2)	500	(170)
(Loss) income before income taxes from continuing operations	$(18,383)		13,712	(4,671)	1,988		500	2,488

Notes

(1)

During the three-month period ending May 3, 2020, we incurred asset impairment charges totaling $13.7 million that pertained to goodwill and certain intangible assets. Of this $13.7 million, $11.5 million and $2.2 million were associated with the mattress fabrics segment and upholstery fabrics segment, respectively.

(2)

Other expense for the three-month period ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. This charitable contribution is being paid over a period of three years.

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE TWELVE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

	TWELVE MONTHS ENDED (UNAUDITED)
	As			May 3,	As			April 28,
	Reported			2020	Reported			2019
	May 3,			Adjusted	April 28,			Adjusted
	2020		Adjustments	Results	2019		Adjustments	Results
Gross profit from continuing operations	$40,498		—	40,498	45,769	(3)	2,508	48,277
Selling, general and administrative expenses	(34,424)		—	(34,424)	(33,243)	(4)	558	(32,685)
Asset impairments	(13,712)	(1)	13,712	—	—		—	—
Restructuring credit	70	(2)	(70)	—	825	(5)	(825)	—
(Loss) income from continuing operations	(7,568)		13,642	6,074	13,351		2,241	15,592
Other expense	(902)		—	(902)	(1,383)	(6)	500	(883)
(Loss) income before income taxes from continuing operations	$(7,679)		13,642	5,963	12,722		2,741	15,463

Notes

(1)

During the year ending May 3, 2020, we incurred asset impairment charges totaling $13.7 million that pertained to goodwill and certain intangible assets. Of this $13.7 million, $11.5 million and $2.2 million were associated with the mattress fabrics segment and upholstery fabrics segment, respectively.

(2)	The $70 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(3)

The $2.5 million represents a restructuring related charge of $1.6 million for inventory markdowns, $784 for other operating costs associated with closed Anderson, SC upholstery fabrics facility, and $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(4)

The $558 consists of a non-recurring charge totaling $469 that was associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics facility. Additionally, the $558 consists of a non-recurring charge of $89 for employee termination benefits and operational reorganization costs associated with our mattress fabrics segment.

(5)

The $825 restructuring credit represents a $1.5 million gain on sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a charge of $661 for employee termination benefits.

(6)

Other expense for the year ending April 28, 2019, included a $500 non-recurring charge for an endowed scholarship to the University of North Carolina at Chapel Hill in honor of our Co-Founder and former Chairman of the Board. The charitable contribution is being paid over a period of three years.

CULP, INC. FINANCIAL INFORMATION RELEASE

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED MAY 3, 2020 AND APRIL 28, 2019

(UNAUDITED)

(AMOUNTS IN THOUSANDS)

	Amounts
	May 3,	April 28,
	2020	2019
Net (loss) income	$(28,667)	$5,458
Loss before income taxes from discontinued operations	17,577	726
Income tax expense from continuing operations	3,354	6,537
Interest income, net	(791)	(754)
Asset impairments from continuing operations	13,712	—
Restructuring credit and related charges	(70)	1,563
Other non-recurring charges	—	1,178
Depreciation expense - continuing operations	7,477	7,795
Amortization expense	647	780
Stock based compensation	614	130
Adjusted EBITDA	$13,853	$23,413
% Net Sales	5.4%	8.3%